Filed pursuant to Rule 497(a)

Registration File No. 333-224296

Rule 482 ad

Goldman Sachs BDC, Inc. Announces Public Reopening of Unsecured Convertible Notes

Company Release – June 27, 2018

NEW YORK - (BUSINESS WIRE) - Goldman Sachs BDC, Inc. (the “Company”) (NYSE: GSBD) announced today that it plans to conduct an offering of $32.5 million aggregate principal amount of its 4.50% convertible notes due 2022 (the “Convertible Notes”). The Convertible Notes will have identical terms, be fungible with and be a part of a single series of convertible debt securities with the outstanding $115 million aggregate principal amount of the Company’s 4.50% Convertible Notes due 2022 issued in September 2016 in a private offering.

The completion of the proposed offering depends upon several factors, including market and other conditions.

The Convertible Notes are unsecured and bear interest at a rate of 4.50% per year, payable semiannually. In certain circumstances, the Convertible Notes will be convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election. The Company will not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes will mature on April 1, 2022, unless repurchased or converted in accordance with the terms prior to such date.

The Company intends to use the net proceeds of this offering to pay down debt under its revolving credit facility.

SunTrust Robinson Humphrey, BofA Merrill Lynch, Morgan Stanley and Goldman Sachs & Co. LLC are acting as joint book-running managers for this offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated June 27, 2018 and the accompanying prospectus dated June 22, 2018, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road NE, 11th Floor, Atlanta, GA 30326, Attn: STRH Prospectus Department, or e-mail STRH.Prospectus@SunTrust.com; BofA Merrill Lynch, 1-800-294-1322, or e-mail dg.prospectus_requests@baml.com; or Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014.

ABOUT GOLDMAN SACHS BDC, INC.

Goldman Sachs BDC, Inc. is a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company was formed by The Goldman Sachs Group, Inc. (“Goldman Sachs”) to invest primarily in middle-market companies in the United States, and is externally managed by Goldman Sachs Asset Management, L.P., an SEC-registered investment adviser and a wholly-owned subsidiary of Goldman Sachs. The Company seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements that involve substantial risks and uncertainties. These statements include the possible sale of the Convertible Notes and expected terms. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. We believe that it is important to communicate our future expectations to our investors. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, market conditions and the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the SEC, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Goldman Sachs BDC, Inc.

Investor Contact: Katherine Schneider, 212-902-3122

Media Contact: Andrew Williams, 212-902-5400

Source: Goldman Sachs BDC, Inc.